UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 19, 2011 (December 16, 2011)
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Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)
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Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7150 Mississauga Road Mississauga, Ontario Canada		L5N 8M5
(Address of principal executive offices)		(Zip Code)

(905) 286-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 16, 2011, Valeant Pharmaceuticals International, Inc. (“VPII”) and its subsidiary, Valeant International (Barbados) SRL (“VIB” and, together with VPII, “we” or the “Purchasers”), completed their previously announced acquisition of certain assets and rights relating to Dermik, a dermatology unit of Sanofi, in the United States and Canada, as well as rights in other territories for two products (the “Acquisition”). The Acquisition was consummated pursuant to the terms of an Asset Purchase Agreement, dated July 8, 2011, by and among Sanofi and the Purchasers (as amended, the “Agreement”).

Pursuant to the terms of the Agreement, at the closing of the transaction (the “Closing”), we paid Sanofi an aggregate cash purchase price of $422.5 million, subject to certain post-closing adjustments relating to the level of inventory on hand at Closing. We financed the Acquisition through a combination of  borrowings of revolving loans and term loans under our existing secured credit facilities. In addition, we assumed certain liabilities relating to Dermik and acquired Sanofi’s Laval, Canada manufacturing facility.

The foregoing summary of the Agreement and transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 99.2, which is incorporated herein by reference.

Item 8.01	Other Events.

On December 19, 2011, VPII issued a press release announcing that it had completed the Acquisition. A copy of the press release is being filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) The financial statements with respect to the Acquisition will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(b) The pro forma financial information with respect to the Acquisition will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(d) The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release of Valeant Pharmaceuticals International, Inc., dated December 19, 2011
99.2
A redacted version of the Asset Purchase Agreement dated July 8, 2011 among Valeant Pharmaceuticals International, Inc., Valeant International (Barbados) SRL and Sanofi (incorporated by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011, filed with the Commission on August 8, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Robert R. Chai-Onn
Name:	Robert R. Chai-Onn
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date:  December 19, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Valeant Pharmaceuticals International, Inc., dated December 19, 2011
99.2
A redacted version of the Asset Purchase Agreement dated July 8, 2011 among Valeant Pharmaceuticals International, Inc., Valeant International (Barbados) SRL and Sanofi (incorporated by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011, filed with the Commission on August 8, 2011)

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